UNITED STATES
                SECURITIES EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):
                      September 12, 2002

                    ENHANCE LIFE SCIENCES INC.
     (Exact name of registrant as specified in its charter)


     Delaware                                 13-4044714
 ---------------                         -------------------
State of Incorporation                   IRS Employer ID No.


2500 City West Boulevard
Destec Tower, Suite 300, Houston, TX             77042
--------------------------------            --------------
Address of Principal Executive Offices        Zip Code

Registrant's Telephone Number     (713) 267-2348

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Item 2.  Acquisition or Disposition of Assets

     On September 10, 2002, the entered into an Acquisition
Agreement to acquire 2 shares of Ordinary stock, GPB 1.0 par value being one hundred (100%) percent of the issued and outstanding
Ordinary shares, of Enhance Lifesciences Limited (ELSL), a company incorporated under the laws of England.

     The acquisition was consummated by the execution of an Acquisition Agreement dated September 10, 2002. The shares acquired by the Company represented one hundred (100%) percent of all of ELSL's then currently issued and outstanding common stock. The transaction closed on December 17, 2002.

     The aggregate purchase price paid by the Company for the ELSL common shares was 17,000,000 post-reverse split shares of voting common stock of Enhance Life Sciences Inc.(ELSI), $0.001 par value. These shares will be issued to the sellers of the ELSL shares subsequent to a 2 for 1 reverse split of the voting common stock by the Company of its voting common stock.

     There was no material relationship between the Company and ELSL prior to the acquisition by the company of the ELSL shares. Subsequent to the acquisition of the ELSL shares, the Company intends to enter the pharmaceutical industry, in particular the emerging sector of lifestyle drugs. Enhance Life Sciences is a pharmaceutical company with a primary focus on the development of lifestyle drug products. ELSL aim to manage the convergence of groundbreaking science to create strong, commercially successful products in international markets. The products which Enhance Life Sciences seeks to develop will be used to treat a range of lifestyle ailments, from sexual dysfunction to hair loss. Prior to the acquisition of the Enhance Life Sciences Ltd shares, the Company, Enhance Life Sciences Inc, was a developing company seeking to find a merger or business acquisition.


Item 5.   Other Events

     On June 25, 2002 the Board of Directors of the Company passed a resolution to change its name to Enhance Life Sciences Inc. This followed a decision by the Company to diversify into the pharmaceutical industry and in particular the emerging sector of lifestyle drug products.

     On December 17, 2002, Enhance Life Sciences Ltd., completed a Co-Development and Licensing Agreement with Cronbridge Ventures Limited ("Cronbridge"), located in Liverpool, England, whereby Cronbridge granted to Enhance Lifesciences Limited an exclusive licence to utilize limited confidential technical information in Cronbridge's possession which will assist Enhance Lifesciences Limited to further its efforts to develop the products to treat lifestyle ailments. The Licensing Agreement shall remain exclusive so long as Enhance Lifesciences Limited meets the payments and other obligations set forth in the Licensing Agreement. The payments include a ten (10%) percent royalty payment to Cronbridge on the net sale price of all products sold to unaffiliated third parties. Additionally, Enhanced Lifesciences Limited shall pay the costs of any further pre-clinical development of the technology as well as the costs of clinical trials of the products. The obligation of Enhanced Lifesciences to pay costs of such development shall not exceed Three Million ($3,000,000.00) U.S. Dollars. Enhance Lifesciences Limited shall also pay the costs of prosecuting, filing and maintaining patents.


Item 7.   Financial Statements and Exhibits

     At this time, it is impracticable to provide the required financial statements for Enhance Life Sciences Inc. The Company however expects to file such financial statements as an amendment to this Form as soon as practicable, but not later than sixty
(60) days after the report on this Form is to be filed.

     A copy of the Acquisition Agreement between the Company and Enhance Life Sciences Limited, is attached hereto as an exhibit.


SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 7, 2003

Enhance Life Sciences, Inc.
(Registrant)

/s/ Andrew Turner
President

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                     ACQUISITION AGREEMENT

AGREEMENT dated September 10, 2002 ("the Agreement"), by, between and among Enhance Life Sciences Inc, a company incorporated under the laws of the State of Delaware (herein referred to as "ELSI"), of 2500 City West Boulevard Destec Tower, Suite 300 Houston Texas 77042 and Enhance Life Sciences Limited company number 3359087 incorporated under the laws of England of 29 Harley Street London W1G 9QR (hereinafter referred to as "ELSL ").

CLOSING shall be September 12, 2002 or such later date as may be agreed by the parties.

WHEREAS ELSI wishes to acquire the whole share capital of ELSL and the shareholders of ELSL are willing to sell their equity subject to the terms and conditions of this agreement and have authorized the Directors to complete on their behalf.

WHEREAS, there are a total of 2 shares of Ordinary stock, GBP1 par value of, said shares being 100% of the issued and outstanding Ordinary stock of ELSL.

NOW, THEREFORE, in consideration of the mutual convenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

1. Purchase and Sale - CLOSING shall be as described herein and at Closing the SELLERS hereby agree to sell, transfer, assign and convey to ELSI and ELSI hereby agrees to purchase and acquire from the SELLERS, a total of 2 shares of Ordinary stock, GBP1 par value of ELSL, which equates one hundred percent (100%) percent of all of ELSL 's currently issued and outstanding stock ("the ELSL Shares"), in a tax-free stock-for-stock acquisition.

2. Consideration - The Consideration price to be paid by ELSI for the ELSL Ordinary Shares shall be 17,000,000 shares of ELSI common stock, representing eighty five percent of the current issued share capital.

3. Warranties Representations and Covenants of ELSL - In order to induce ELSI to enter into this Agreement and to complete the transaction contemplated hereby, ELSL and the Sellers jointly and severally warrant and represent to ELSI that:

(a) Organization and Standing. ELSL is a corporation duly organized, validly existing and in a good standing under the laws of the United Kingdom, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. Attached hereto as Exhibit "B" are true and correct copies of ELSL 's Certificate of Incorporation, amendments thereto and all current by-laws of ELSL together with those for any subsidiaries. No changes thereto will be made in any of the Exhibit "B" documents before the CLOSING. ELSL has no subsidiaries, investments or ownership interests in any corporation, partnership, joint venture or other business enterprise.

(b).Capitalization. As of CLOSING, ELSL 's entire authorized equity capital consists of 1000 shares of Ordinary stock, GBP1.0 par value of which 2 shares of ordinary stock, GBP1.0 par value are be issued, fully paid and outstanding. At CLOSING, there will be no other voting or equity securities authorized or issued, nor any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which ELSL is bound, for the issuance of any additional shares of common stock or any other voting or equity security. The 2 shares of Ordinary stock at GBP1.0 par value issued and outstanding ELSL Shares to be transferred to ELSI constitute one hundred (100%) percent of the currently issued and outstanding shares of Common Stock of ELSL, which includes inter-alia, that same percentage of ELSL 's voting power, right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

(c).Ownership of ELSL Shares.   As of the date hereof the Shares
to be transferred are free and clear of all liens, encumbrances, and restrictions whatsoever, except that the ELSL Common Shares so listed have not been registered under the Securities Act of 1933, as amended (the "33 Act"), or any applicable State Securities laws. By transfer of the ELSL Shares to ELSI pursuant to this Agreement. ELSI will thereby acquire 100% of the outstanding capital stock of ELSL, free and clear of all liens, encumbrances and restrictions of any nature whatsoever.

(d).Taxes. ELSL has filed all federal, state and local income or other tax returns and reports that it are required to be filed with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on ELSL. ELSL's income tax returns have never been audited by any authority empowered to do so.

(e).Pending Actions. There are no known material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting ELSL.
ELSL is not knowingly in material violation of any law, material ordinance or regulation of any kind whatever.

(f).Government and Regulation. ELSL holds the licenses and registrations set forth on Exhibit "D" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit ELSL to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by this Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

(g).Ownership of Assets. ELSL has good, marketable title, without any liens or encumbrances of any nature whatever, to all of the following, if any; assets, properties and rights of every type and description, including, without limitation, all cash on hand and in banks, certificates of deposit, stocks, bonds, and other securities, good will, customer lists, its corporate name and all variants thereof, trademarks and trade names, copyrights and interests thereunder, licenses and registrations, pending licenses and permits and applications therefor, inventions, processes, know-how, trade secrets, real estate and interests therein and improvements thereto, machinery, equipment, vehicles, notes and accounts receivable, fixtures, rights under agreements and leases, franchises, all rights and claims under insurance policies and other contracts of whatever nature, rights in funds of whatever nature, books and records and all other property and rights of every kind and nature owned or held by ELSL as of this date, and will continue to hold such title on and after the completion of the transactions contemplated by this Agreement; nor, except in the ordinary course of its business, has ELSL disposed of any such asset.

(h). No Interest in Suppliers, Customers, Landlords or
Competitors. The shareholders nor any member of their families have any material interest of any nature whatever in any supplier, customer, landlord or competitor of ELSL.

(i).No Debt Owed by ELSL to the shareholders. ELSL does not owe any money, securities, or property to either the shareholders or any member of their families or to any company controlled by such a person, directly or indirectly.

(j).Complete Records. All of ELSL's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

(k). No Misleading Statements or Omissions. Neither this Agreement nor any budget, financial statement, exhibit, schedule or document attached hereto or presented to ELSI in connection herewith, contains any materially misleading statement or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

(l).Validity of this Agreement. All corporate and other proceedings required to be taken by ELSL in order to enter into and carry out this Agreement have been duly and properly taken. This Agreement has been duly executed by ELSL, and constitutes the valid and binding obligation of each of them, enforceable in accordance with its terms except to the extent applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or effecting generally the enforcement of creditors rights. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms and conditions of, or constitute a default under or violate, ELSL 's Memorandum or Articles of Association , or any material agreement, lease, mortgage, bond, indenture, license or other material document or undertaking, oral or written, to which ELSL is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any law, rule or regulation or any order, with injunction or decree, of any court, regulatory agency or other governmental body; and the business now conducted by ELSL can continue to be so conducted after completion of the transaction contemplated hereby, with ELSL as a wholly owned subsidiary of ELSI.

(m).Concepts and Approvals: Compliance with Laws. ELSL is not required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement. The business of ELSL has been operated in material compliance with all laws, rules, and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.

(n).Access to Books and Records. ELSI will have full and free access to ELSL 's books during the course of this transaction prior to Closing, during regular business hours, on reasonable notice.

(o).Significant Agreements.   ELSL is not and will not at CLOSING
be bound by any of the following:
(i)  Employment, advisory or consulting contracts.
(ii) Plan providing for employee benefits of any nature.
(iii)     Leases in respect of any property or equipment.
(iv) Contracts or commitments for any expenditure.
(v) Guarantees or other liability assumed for any obligation for a third party.
(vi) Any agreement, contract arrangement or understanding other in the normal course of business.

4. Warranties, representations and Covenants of ELSI. In order to induce the ELSL to enter into this Agreement and to complete the transaction contemplated hereby, ELSI warrant, represent and covenant to ELSL that :

(a) Organization and Standing. ELSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, will be qualified to do business as a foreign corporation in every other state and jurisdiction in which it operates to the extent required by the laws of such states or jurisdictions, and will have full power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. ELSI has no subsidiaries or any other investments or ownership interests in any corporation, partnership, joint venture or other business enterprise.

(b) Capitalization. ELSI's entire authorized equity capital consists of 25,000,000 shares of voting common stock, $0.001 par value. Of which 6,000,000 shares of voting stock is currently outstanding. Prior to closing
ELSI will complete a two for one reverse split reducing the issued common stock to 3,000,000. ELSI will issue
17,000,000 shares for the acquisition of ELSL, upon closing ELSI will have issued and outstanding 20,000,000 shares of voting common stock, $0.001 par value and no shares of preferred stock issued. Upon issuance, all of the ELSI Common Stock will be validly issued, fully paid and non-assessable. The relative rights and preferences of ELSI's equity securities are set forth on the Certificate of Incorporation, as amended and ELSI's By-laws (Exhibit "L" hereto). There are no other voting or equity securities authorized or issued, not any authorized or issued securities convertible into voting stock, and no outstanding subscriptions, warrants, calls, options, rights, commitments or agreements by which ELSI is bound, calling for the issuance of any additional shares of common stock or any other voting or equity security. The By-laws of ELSI provide that a simple majority of the shares voting at a stock holders' meeting at which a quorum is present may elect all of the directors of LCG. Cumulative voting is not provided for in the By-Laws or Certificate of Incorporation of ELSI. Accordingly, as of the Closing the 17,000,000 shares being issued to and acquired by the SELLERS will constitute 85% of the outstanding shares of ELSI issued and outstanding which includes, inter alia, that same percentage of ELSI's voting power (subject to the provisions regarding cumulative rights), right to receive dividends, when, as and if declared and paid, and the right to receive the proceeds of liquidation attributable to common stock, if any.

(c)  Ownership of Shares.  By ELSI's issuance of the ELSI
Common Shares to the SELLERS pursuant to this Agreement, the SELLERS will thereby acquire good, absolute marketable title thereto, free and clear of all liens, encumbrances and restrictions of any nature whatsoever, except by reason of the fact that such ELSI shares will not have been registered under the 33 Act, or any applicable state securities laws.

(d) Significant Agreements. ELSI is not and will not at CLOSING be bound by any of the following:
(i)  Employment, advisory or consulting contracts
(except as described in Exhibit 'H').
(ii) Plan providing for employee benefits of any nature.
(iii)     Lease with respect to any property or
equipment.
(iv)      Contract of commitments for any current
expenditure.
(v) Contract or commitment pursuant to which it has assumed, guaranteed, endorsed or otherwise become liable for any obligation of any other person, firm or organization.
(vi)      Contract, agreement, understanding,
commitment or arrangement either than in the normal course of business, not set forth in the Agreement or an Exhibit hereto.
(vii) Agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery of payment of securities when due, and which remains unsettled upon the date of this Agreement.

     (e)Taxes. ELSI has filed all federal, state and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid all taxes as shown on such returns. All of such returns are true and complete. ELSI's income tax returns have never been audited by say authority empowered to do so.

     (f)Absence of Liabilities. As of the Closing Date ELSI will have no liabilities of any kind or nature, fixed or contingent, except for the costs, including legal and accounting fees and other expenses, in connection with this transaction, for which ELSI agrees to be responsible and to pay in full at or before the Closing.

     (g)No Pending Actions. To the best of management's knowledge, there are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened against or affecting
ELSI. ELSI has been in compliance with, and has not received notice of violation of any law, ordinance of any kind whatever, including, but not Inc to, the 33
Act, the Rules and Regulations of the SEC, or the Securities Laws and Regulations of any sale. ELSI is not an investment company as defined in, or otherwise subject to regulation under, the Investment Company Act of 1940. ELSI is not required to file reports pursuant to either Section 13 or Section 15 (d) of the 34 Act.

     (h)Corporate Records. All of ELSI's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records are up-to-date complete and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation; all of said books and records will be made available for inspection by ELSIL's authorized representatives prior to CLOSING and will be delivered to ELSI's at the CLOSING.

     (i)No Misleading Statements or Omissions. Neither this agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to ELSIL in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

     (j)Validity of this Agreement. All corporate and other proceedings required to be taken by ELSI in order to enter into and to carry out this Agreement will have been duly and properly taken at or before the CLOSING.
This Agreement has been duly executed by ELSI, constitutes a valid and binding obligation of ELSI enforceable in accordance with its terms. The execution and delivery of this Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, ELSI's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which ELSI is a party or is bound or may be affected nor will such execution, delivery and carrying out violate any law, rule or regulation or any order, writ, injunction or decree of any court, regulatory agency or other governmental body.

     (k)Consents and Approvals, Compliance with Laws. ELSIL is not required to make any filing with, or obtain the consent or approval of, any person or entity as a condition to the consummation of the transactions contemplated by this Agreement. The business of ELSI has been operated in compliance with all laws, rules and regulations applicable to its business, including, without limitation, those related to securities matters, trade matters, environmental matters, public health and safety, and labor and employment.

     (l)Access to Books and Records.   ELSL will have full and
free access to ELSL 's books and records during the course of this transaction prior to and at the CLOSING on reasonable notice.

      (m)Directors and Shareholders Approval.  As of CLOSING,
ELSI's Board of Directors and Shareholders, by meeting or consent shall have properly authorized the matters described in section 4 herein.

     (n)The ELSI Shares. All of the ELSI Common Shares issued to SELLERS shall be validly issued, fully-paid non-assessable shares of ELSI Common Stock, with full voting rights, dividend rights, and right to receive the proceeds of liquidation, if any, as set forth in ELSI's
Certificate of Incorporation.

5. Term Indemnification. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of this Agreement and payment pursuant thereto.

6.   Conditions Precedent to Closing.


(a) The obligations of ELSL and the SELLERS   under this
Agreement shall be and are subject to fulfillment, prior to or at the CLOSING, of each of the following conditions:
(i) That ELSI's representations and warranties contained herein shall be true and correct at the time of CLOSING as if such representations and warranties were made at such time, and certification confirming the foregoing will be delivered;
(ii) That ELSI shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of the CLOSING;
(iii) That ELSI's directors and shareholders, by proper and sufficient vote taken either by consent or at a meeting duly and properly convened and held, shall have properly approved all of the matters required to be approved by ECGL's directors and shareholders, respectively;
(iv) That ELSI's Board of Directors, by proper and sufficient vote, shall have approved this Agreement and the transactions contemplated hereby; and

(b) The obligations of ELSI under this Agreement shall be and are subject to fulfillment, prior to or at the CLOSING of each of the following conditions:
(i) That ELSL's representations and warranties contained herein shall be true and correct at the time of CLOSING as if such representations and warranties were made at such time and ELSL and the SELLERS shall deliver an executed certification confirming the foregoing;
(ii) That ELSL shall have performed or complied with all agreements, terms and conditions required by this Agreement to be performed or complied with by them prior to or at the time of CLOSING.
(iii) That ELSL directors and shareholders, by proper and sufficient vote taken either by consent or at a meeting duly and properly convened and held, shall have properly approved all the matters requiring approval by the directors and shareholders respectively.
(iv) That ELSL's Board of Directors, by proper and sufficient vote, shall have approved this Agreement and the transactions contemplated hereby.


     7. Termination This Agreement may be terminated at any time before or at CLOSING, by;

a)   The mutual agreement of the parties;
b) Any party if: Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of this Agreement.


Upon termination of this Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

     8. Exhibits All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

     9. Miscellaneous Provisions This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may this Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of this Agreement shall not be deemed a waiver or relinquishment of such rights or power at any other time or times.

     10. Prohibited Actions Between the date hereof and the effective date of the merger, neither Purchaser nor Seller will, except with the prior written consent of the other:

          (a)Issue or sell any stock, bonds, or other corporate securities;
          (b)Incur any obligation or liability (absolute or contingent), except current liabilities incurred, and obligations under contracts entered into, other than in the ordinary course of business;
          (c) Discharge or satisfy any lien or encumbrance or pay any obligation or liability (absolute or contingent) other than in the ordinary course of business;
     (d) Make any dividend or other payment or distribution to its shareholders or Purchase or redeem any shares of its capital stock other than in the ordinary course of business;
     (e) Mortgage, pledge, create a security interest in, or subject to lien or other encumbrance any of its assets, tangible or intangible other than in the ordinary course of business;
     (f) Sell or transfer tangible assets or cancel any debts or claims except in each case in the ordinary course of business.
     (i)Sell, assign, or transfer any trademark, trade name, patent, or other intangible asset;
     (ii)Waive any right of any substantial value other than in the ordinary course of business; or
     (iii)Enter into any other transaction other than in the ordinary course of business.

     11. Further Instruments. From time to time, as and when requested by either of the parties or by its successors or assignee, the other party will execute and deliver, or cause to be delivered, all such deeds and other instruments; and will take or cause to be taken such further or other action as the parties may deem necessary or desirable in order to vest in and confirm to the purchaser title to and possession of all its property, rights, privileges, possessions, and franchises and otherwise to carry out the intent and purposes of this agreement.

     12. Governing Law This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware.

     13. Counterparts This Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding
Agreement, with one counterpart being delivered to each party hereto.

     14. Notices. Notices served to any party hereto pursuant to this Agreement shall be in writing in English and given by First Class mail or Air mail to the address of the party herein and shall be deemed to have been served 2 days from date of posting for national mail 5 days for international mail.


     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

               ENHANCE LIFE SCIENCES INC

               By:  ____________________________

                    ____________________________


               ENHANCE LIFE SCIENCES LIMITED

                    By:  ____________________________

                         ____________________________